DFA INVESTMENT DIMENSIONS GROUP INC.
VA U.S. Large Value Portfolio VA U.S. Targeted Value Portfolio VA International Value Portfolio	VA International Small Portfolio VA Short-Term Fixed Portfolio

SUPPLEMENT TO THE SUMMARY AND
STATUTORY PROSPECTUSES
OF EACH OF THE PORTFOLIOS LISTED ABOVE

The purpose of this Supplement to the Summary and Statutory Prospectuses dated February 28, 2021, as amended, of the portfolios listed above (collectively, the “Portfolios”), each a series of DFA Investment Dimensions Group Inc. (the “Fund”), is to notify shareholders that the Board of Directors of the Fund approved reductions to the management fees for the Portfolios, effective as of May 3, 2021, as described below:

I.	Effective May 3, 2021, the management fees of the Portfolios listed below are reduced as follows:

Portfolio Name	Current Investment Management Fee	Investment Management Fee as of 5/3/21
VA U.S. Large Value Portfolio	0.25%	0.20%
VA U.S. Targeted Value Portfolio	0.35%	0.30%
VA International Value Portfolio	0.40%	0.30%
VA International Small Portfolio	0.50%	0.40%
VA Short-Term Fixed Portfolio	0.18%	0.14%

The date of this Supplement is April 9, 2021

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